Exhibit 10.1
EXECUTION VERSION

NRG RPV HOLDCO 1 LLC

AMENDMENT NO. 1 TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, dated as of March 1, 2016 (this “Amendment”), is made and entered into by and between NRG YIELD RPV HOLDING LLC, a Delaware limited liability company (“NRG Yield RPV”), as a Class A Member, and NRG RESIDENTIAL SOLAR SOLUTIONS LLC, a Delaware limited liability company (“NRG RSS”), as a Class B Member.
RECITALS
A.    NRG Yield RPV and NRG RSS are the owners of 100% of the Class A Interests and Class B Interests, respectively, of NRG RPV HOLDCO 1 LLC, a Delaware limited liability company (the “Company”), and are Members of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement, dated April 9, 2015 (the “A&R LLC Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings specified in the A&R LLC Agreement.
B.    The Members have agreed to amend the A&R LLC Agreement in accordance with Section 13.7 thereof to set forth certain agreements between the Members as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree, as follows:
1.Amendments to Section 1.1.

a)	The definition of “Class A Member Capital Contribution Commitment” is hereby amended by deleting the figure “150,000,000” and replacing it with “$100,000,000”.

b)	The definition of “Flip Point” is hereby amended by deleting the words “Target IRR” and replacing them with “Weighted Average Target IRR”.

c)
The definition of “Target IRR” is hereby deleted in its entirety and replaced with the following: ‘“Target IRR’ means, with respect to a Phase I Fund Company Investment, an After-Tax IRR of [***] and [***] percent ([***]%) and, with respect to a Phase II Fund Company Investment, an After-Tax IRR of [***] and [***] percent ([***]%).”

d)
The following definition of “Phase I Fund Company Investment” is hereby added: ‘“Phase I Fund Company Investment’ means any Class A Capital Contribution Amount made to a Fund Company that is funded using the first $44,319,577 of the Class A Member Capital Contribution Commitment.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

e)
The following definition of “Phase II Fund Company Investment” is hereby added: ‘“Phase II Fund Company Investment’ means any Class A Capital Contribution Amount made to a Fund Company that is not a Phase I Fund Company Investment.”

f)
The following definition of “Weighted Average Target IRR” is hereby added: ‘“Weighted Average Target IRR’ means the average of the Target IRRs for the Fund Companies, weighted by the Company's total capital contributions to each such Fund Company as a percentage of the Company's total capital contributions to all Fund Companies as of the date the calculation is made.”

2.Effect of Amendment. Except as amended by this Amendment, the A&R LLC Agreement remains in full force and effect. All references to the A&R LLC Agreement in any other agreement or document shall hereinafter be deemed to refer to the A&R LLC Agreement as amended by this Amendment.
3.Miscellaneous. The provisions set forth in Sections 13.3, 13.4 and 13.10 of the A&R LLC Agreement shall be applicable to this Amendment mutatis mutandis and to the full extent necessary shall be deemed to be incorporated herein.

[Signature Pages Follow.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

CLASS B MEMBER:
NRG RESIDENTIAL SOLAR SOLUTIONS LLC

By:	/s/ Scott Son Name: Scott Son Title: Senior Vice President
Address:    211 Carnegie Center
Princeton, NJ 08540
Attention:    Office of the General Counsel
Phone:    609-524-4500
Fax:    609-524-4501
Email:    ogc@nrg.com

[Signature page to Amendment No. 1 to A&R LLC Agreement of NRG RPV Holdco 1 LLC]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

CLASS A MEMBER:
NRG YIELD RPV HOLDING LLC

By:	/s/ Kirkland Andrews Name: Kirkland Andrews Title: EVP & Chief Financial Officer
Address:    211 Carnegie Center
Princeton, NJ 08540
Attention:    Office of the General Counsel
Phone:    609-524-4500
Fax:    609-524-4501
Email:    ogc@nrg.com

[Signature page to Amendment No. 1 to A&R LLC Agreement of NRG RPV Holdco 1 LLC]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.